EXHIBIT 10(e)

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                              AMENDMENT TO
                   THE BANK OF NEW YORK COMPANY, INC.
                 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


          WHEREAS, The Bank of New York Company, Inc. Supplemental Executive Retirement Plan (the "Plan") was adopted by the Board of Directors of The Bank of New York Company, Inc., effective as of June 9, 1992; and

          WHEREAS, Section 9 of the Plan provides that the Compensation Committee of the Board of Directors may amend the Plan at any time, except in certain respects not material hereto; and

          WHEREAS, the Compensation Committee desires to amend the Plan;

          NOW, THEREFORE, the Plan is hereby amended in the following respects, effective as of July 11, 2000:

          1. Section 3 of the Plan is amended by amending the first sentence thereof to read as follows:

          The Committee shall determine in its sole discretion which employees of the Company who are members of the Retirement Plan shall be Participants in the Plan as listed on Exhibit A.

          2. Sections 4 and 5 of the Plan are amended by deleting the words "Exhibit A" wherever they appear and substituting therefor the words "Exhibit B".

          3. Section 5(c) of the Plan is amended by deleting the last paragraph thereof and substituting therefor the following:

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          Notwithstanding anything contained herein to the contrary, in the event of a Change in Control (as defined below) (i) the Benefit to a Participant listed on Exhibit B and any remaining installments to a Participant or a Participant's spouse shall be paid in a lump sum and the Committee may not direct that payment be made at a different time and (ii) the Committee may not direct payment of a Benefit to a Participant's spouse in a different form or at a different time.

          For purposes of this Section, a "Change in Control" shall be deemed to occur if (A) any "person" (as such term is defined in Section 3(a)(9) and as used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), excluding The Bank of New York Company, Inc. ("BNYCO") or any of its subsidiaries, a trustee or any fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, an underwriter temporarily holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly, by stockholders of BNYCO in substantially the same proportion as their ownership of BNYCO, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of BNYCO representing 25% or more of the combined voting power of BNYCO's then outstanding securities ("Voting Securities"); provided, however, that the event described in this clause (A) shall not be deemed to be a Change in Control if (x) it involves the acquisition of BNYCO's Voting Securities from BNYCO in connection with the acquisition by BNYCO of a business or operations of or controlled by such person, (y) a majority of the Incumbent Directors (as defined below) approve a resolution providing expressly that such acquisition does not constitute a Change in Control under this Section 5(c) and (z) such person does not become the beneficial owner of 35% or more of BNYCO's Voting Securities; or (B)during any period of not more than two years, individuals who constitute the Board as of the beginning of the period (the "Incumbent Directors") and any new director (other than a director designated by a person who has entered into an agreement with BNYCO to effect a transaction described in clause (A) or (C) of this sentence) whose election by the Board or nomination for election by the shareholders of BNYCO was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board, either by a specific vote or by approval of the proxy statement of BNYCO in which such person is named as a nominee for director, without written objection to such

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nomination (each such new director shall also be deemed to be an Incumbent
Director) cease for any reason to constitute a majority of the Board; provided, however, that no individual initially elected or nominated as a director of BNYCO as a result of an actual or threatened election contest with respect to directors, as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board or as a result of an actual or threatened acquisition of 25% or more of BNYCO's Voting Securities shall be deemed to be an Incumbent Director; or
(C) there occurs the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving BNYCO or any of its subsidiaries that requires the approval of the shareholders of BNYCO, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business
Combination: (i) at least 60% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 95% or more of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by BNYCO's Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of BNYCO's Voting Securities among the holders thereof immediately prior to the Business Combination and (ii) after giving effect to the Business Combination, at least (I) a majority of the members of the board of directors of the Surviving Corporation and of any corporation that owns 25% or more but less than 50% of the Voting Securities of the Surviving Corporation or (II) a majority of the members of the board of directors of any corporation that owns at least 50% of the Voting Securities of the Surviving Corporation, were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination; or (D) the shareholders of BNYCO approve a plan of complete liquidation of BNYCO; or (E) the consummation of the sale or disposition by BNYCO of all or substantially all of the assets of BNYCO.

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          4.  Exhibit A is amended in its entirety to read as
follows:

                           Exhibit A
                           ---------

                         Participants
                         ------------

                      Thomas P. Gibbons
                      Leslie V. Godridge
                      Alan R. Griffith
                      Gerald L. Hassell
                      Newton P. S. Merrill
                      Donald R. Monks
                      Robert J. Mueller
                      Richard A. Pace
                      Thomas J. Perna
                      Charles E. Rappold II
                      Thomas A. Renyi
                      Brian G. Rogan
                      Bruce Van Saun
                      Joseph M. Velli

          5.  A new Exhibit B is added to the Plan to read as follows:

                           Exhibit B
                           ---------

                     Vested Participants
                     -------------------

          The following Participants shall be entitled to a Benefit under the Plan in the event of their termination of employment prior to attaining age 60, other than by reason of death:

                     Alan R. Griffith
                     Gerald L. Hassell
                     Newton P. S. Merrill
                     Robert J. Mueller
                     Richard A. Pace
                     Thomas A. Renyi
                     Bruce Van Saun


          IN WITNESS WHEREOF, The Bank of New York Company, Inc. has caused this Amendment to be executed by its duly authorized officers this 11th day of July, 2000.

                                            \s\  Gerald L. Hassell
                                            ----------------------
ATTEST:


\s\  Patricia A. Bicket
-----------------------
    Assistant Secretary